NB Private Markets Fund III (TE) LLC (the “Fund”) invests substantially all of its assets in NB Private Markets Fund III (Master) LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at June 30, 2023, was 42.79%. The Fund has included the Company’s schedule of investments as of June 30, 2023, below. The Company’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on August 29, 2023.

NB Private Markets Fund III (Master) LLC

Schedule of Investments

June 30, 2023 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Buyout/Growth (57.44%)
Advent International GPE VIII-B, L.P.	Primary	09/2016 - 02/2022	North America	$4,951,085	$9,009,952
Apollo Investment Fund IV, L.P.	Secondary	04/2014	North America	77,631	7,648
BV Investment Partners Fund VIII, L.P.	Primary	08/2014 - 10/2022	North America	993,293	4,087,937
Charlesbank Equity Fund VIII, L.P.	Primary	01/2015 - 06/2023	North America	6,552,617	8,480,668
Green Equity Investors VII, L.P.	Primary	05/2017 - 11/2022	North America	2,415,232	5,020,531
Lone Star Fund IX (U.S.), L.P.	Primary	03/2015 - 06/2018	North America	943,189	1,106,689
Platinum Equity Capital Partners III, L.P.	Secondary	12/2013 - 12/2022	North America	932,243	1,500,978
Rhone Partners V, L.P.	Primary	07/2015 - 04/2023	North America	5,683,866	12,165,638
				22,549,156	41,380,041
Special Situations (14.86%)
Clearlake Capital Partners IV, L.P.	Primary	09/2015 - 06/2023	North America	1,449,368	3,151,977
Clearlake Opportunities Partners, L.P.	Primary	09/2015 - 02/2023	North America	1,403,931	1,859,370
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	05/2014 - 04/2017	North America	912,720	15,667
OrbiMed Royalty Opportunities II, L.P.	Primary	04/2015 - 06/2023	North America	374,160	196,165
Ridgewood Energy Oil & Gas Fund III, L.P.	Primary	05/2015 - 06/2023	North America	4,464,838	4,417,131
Walton Street Real Estate Fund VII, L.P.	Primary	03/2014 - 12/2022	North America	1,238,000	1,065,372
				9,843,017	10,705,682
Venture Capital (23.41%)
Lightspeed China Partners II, L.P.	Primary	06/2014 - 04/2021	Asia	1,141,676	3,379,425
Lightspeed Venture Partners Select, L.P.	Primary	03/2014 - 05/2019	North America	634,092	1,981,028
Lightspeed Venture Partners X, L.P.	Primary	07/2014 - 02/2020	North America	1,216,320	8,383,032
Meritech Capital Partners V L.P.	Primary	09/2014 - 11/2022	North America	1,391,612	3,121,298
				4,383,700	16,864,783

Short Term Investments	Cost	Fair Value
Money Market Fund (4.71%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio	3,397,361	3,397,361
	3,397,361	3,397,361

Total Investments (cost $40,173,234) (100.42%)		72,347,867
Other Assets & Liabilities (Net) (-0.42%)		(302,740)
Members’ Equity - Net Assets (100.00%)		$72,045,127

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at June 30, 2023 aggregated $36,775,873. Total fair value of illiquid and restricted securities at June 30, 2023 was $68,950,506 or 95.71% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser and in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments. In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the Investment Company Act, which establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. Effective as of the compliance date of September 8, 2022, the Board approved changes to the Procedures to comply with Rule 2a-5 and designated NBIA as the Company’s valuation designee (as defined in the rule). The valuation designee, with assistance from NBAA, is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of June 30, 2023.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$-	$41,380,041	$41,380,041
Special Situations	-	-	-	10,705,682	10,705,682
Venture Capital	-	-	-	16,864,783	16,864,783
Money Market Fund	3,397,361	-	-	-	3,397,361
Totals	$3,397,361	$-	$-	$68,950,506	$72,347,867

Significant Unobservable Inputs

As of June 30, 2023, the Company had investments valued at $72,347,867. The fair value of investments valued at $68,950,506 in the Company’s Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The estimated remaining life of the Company’s Portfolio Funds as of June 30, 2023 is one to three years, with the possibility of extensions by each of the Portfolio Funds.